UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2024

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1525 Perimeter Parkway, Suite 325 Huntsville, AL 35806

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (256) 350-3873

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	LAKE	NASDAQ Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On April 29, 2024, Lakeland Industries, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1, announcing that the Company will present and host one-on-one meetings with investors at the Planet MicroCap Conference, taking place on May 1-2, 2024.  Furnished as Exhibit 99.2 to this Current Report on Form 8-K are materials that  Company management intends to use during investor meetings on May 1-2, 2024. The presentation addresses the Company’s current and long-term operations, performance and industry conditions. The presentation is being posted on the Company’s website www.lakeland.com on April 30, 2024 and can be found at the following web link:

https://www.lakeland.com/us/investor-relations under the heading “Investor Conference Presentations” with the title “May 1, 2024 Investor Presentation.”

The information in this report, including Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such a filing. Any reference to the Company’s Internet address shall not, under any circumstances, be deemed to incorporate the information available at the Internet address into this report. In addition, Exhibit 99.2 furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary language about forward-looking statements set forth in such exhibit.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release
99.2	Lakeland Industries, Inc. Planet MicroCap Conference Presentation – May 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

/s/ James M. Jenkins
James M. Jenkins
Acting President and Chief Executive Officer and Executive Chairman

Date: April 29, 2024

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